Rule 497(e)

File Nos. 333-70963 and 811-09201

Key Business VUL – Prospectus

A Flexible Premium Variable Universal Life Insurance Policy

Offered by Great-West Life & Annuity Insurance Company

In connection with its COLI VUL-2 Series Account

SUPPLEMENT Dated September 18, 2007

To the Prospectus dated May 1, 2007

Effective September 7, 2007, Royce Micro-Cap Portfolio and Royce Small-Cap Portfolio may invest up to 25% of their respective net assets in foreign securities.

The foregoing investment policy changes should be reflected on page 22 of your Prospectus as follows:

•	The investment policy for the Royce Micro-Cap Portfolio is modified by adding the following language at the end of the investment policy paragraph:

“The Fund may invest up to 25% of its respective net assets in foreign securities.”

•	The investment policy for the Royce Small-Cap Portfolio is modified by adding the following language at the of the investment policy paragraph:

“The Fund may invest up to 25% of its respective net assets in foreign securities.”

This Supplement must be accompanied by or read in conjunction with the current Prospectus, dated May 1, 2007. Please keep this supplement for future reference.